SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

(Amendment No. [    ])

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VALIC COMPANY I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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VALIC Company I

Growth Fund

2929 Allen Parkway

Houston, Texas 77019

December 23, 2019

Dear Participant:

We are writing to inform you of a recent sub-adviser change to the Growth Fund (the “Fund”). The Fund is a series of VALIC Company I (“VC I”). At an in-person meeting held on April 29-30, 2019 (the “Meeting”), the Board of Directors of VC I (the “Board”) approved the appointment of BlackRock Investment Management, LLC (“BlackRock”) as a sub-adviser for the Fund, pursuant to a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and BlackRock with respect to the Fund (the “BlackRock Sub-Advisory Agreement”). The Board also approved, subject to shareholder approval, the appointment of SunAmerica Asset Management, LLC (“SunAmerica”) as a sub-adviser for the Fund, pursuant to a new investment sub-advisory agreement between VALIC and SunAmerica with respect to the Fund (the “SunAmerica Sub-Advisory Agreement”). On July 18, 2019, the shareholders of the Fund approved the SunAmerica Sub-Advisory Agreement. Also at the Meeting, the Board approved the termination of the existing sub-advisory agreement between VALIC and the Fund’s previous sub-adviser, American Century Investment Management, Inc. (“American Century”). Effective October 1, 2019, each of BlackRock and SunAmerica replaced American Century as a sub-adviser to the Fund.

At the Meeting, the Board also approved certain corresponding changes to the Fund’s principal investment strategies and techniques. It also approved an Amended and Restated Advisory Fee Waiver Agreement (the “Fee Waiver Agreement”) between VALIC and VC I, on behalf of the Fund. These changes and the Fee Waiver Agreement also became effective on October 1, 2019. For more information about the Fund’s investment objective, principal investment strategies, risks and techniques, please refer to the Fund’s prospectus dated October 1, 2019.

As a matter of regulatory compliance, we are sending you this Information Statement, which includes information about the Fund and BlackRock and the factors considered by the Board with respect to the approval of the BlackRock Sub-Advisory Agreement.

This document is for your information only and you are not required to take any action. Should you have any questions regarding the enclosed Information Statement, please feel free to call VALIC Client Services at 1-800-448-2542. We thank you for your continued support and investments.

Sincerely,

/s/ John T. Genoy
John T. Genoy
President
VALIC Company I

VALIC Company I

2929 Allen Parkway

Houston, Texas 77019

Growth Fund

(the “Fund”)

INFORMATION STATEMENT

REGARDING THE APPOINTMENT OF

SUB-ADVISER FOR THE FUND

You have received this Information Statement because on September 30, 2019, you owned interests in the Fund within a variable annuity or variable life insurance contract (“Contract”) or through a qualified employer-sponsored retirement plan or individual retirement account (“Plan”). You are receiving this Information Statement in lieu of a proxy statement. This Information Statement describes the decision by the Board of Directors (the “Board” or the “Directors”) of VALIC Company I (“VC I”) to appoint BlackRock Investment Management, LLC (“BlackRock”) as a sub-adviser to the Fund, replacing the Fund’s previous sub-adviser, American Century Investment Management, Inc. (“American Century”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A

PROXY. THIS DOCUMENT IS FOR INFORMATIONAL PURPOSES ONLY AND

YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

Purpose of the Information Statement

At an in-person meeting held on April 29-30, 2019 (the “Meeting”), the Board, including a majority of the Directors who are not “interested persons” of VC I, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), approved an Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC” or the “Adviser”) and BlackRock with respect to the Fund (the “BlackRock Sub-Advisory Agreement”). The Board also approved, subject to shareholder approval, the appointment of SunAmerica Asset Management, LLC (“SunAmerica”) as a sub-adviser for the Fund, pursuant to an Investment Sub-Advisory Agreement between VALIC and SunAmerica with respect to the Fund (the “SunAmerica Sub-Advisory Agreement” and together with the BlackRock Sub-Advisory Agreement, the “Sub-Advisory Agreements”). On July 18, 2019, the shareholders of the Fund approved the SunAmerica Sub-Advisory Agreement. Also at the Meeting, the Board authorized the termination of the Investment Sub-Advisory Agreement between VALIC and the Fund’s previous sub-adviser, American Century, upon the effective date of the Sub-Advisory Agreements. Effective October 1, 2019, each of BlackRock and SunAmerica replaced American Century as a sub-adviser to the Fund.

In connection with the appointment of BlackRock and SunAmerica as the Fund’s new sub-advisers, the Board also approved certain corresponding changes to the Fund’s principal investment strategies and techniques at the Meeting. It also approved an Amended and Restated Advisory Fee Waiver Agreement (the “Current Advisory Fee Waiver Agreement”) between VALIC and VC I, on behalf of the Fund. These changes and the Current Advisory Fee Waiver Agreement also became effective on October 1, 2019.

VC I has received an exemptive order from the Securities and Exchange Commission (“SEC”) which allows VALIC, subject to certain conditions, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Board, including a majority of the Independent Directors, must first approve each new or amended sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be in the best interest of the Fund and its shareholders. As required by this exemptive order, the Fund must provide information to shareholders about a new sub-adviser and the sub-advisory agreement within 90 days of hiring a new sub-adviser. This Information Statement is being provided to you to satisfy this requirement.

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This Information Statement is being posted on or about December 23, 2019, to all participants in a Contract or Plan who were invested in the Fund as of the close of business on September 30, 2019 (the “Record Date”) at https://www.valic.com/prospectus-and-reports/ information-statements.

The Adviser and the Fund

VALIC is an investment adviser registered with the SEC and is located at 2929 Allen Parkway, Houston, Texas 77019. Pursuant to an Investment Advisory Agreement between VALIC and VC I, dated January 1, 2002, as amended (the “Advisory Agreement”), VALIC serves as investment adviser to the Fund. The Advisory Agreement was last approved by the Board at an in-person meeting held on August 5-6, 2019. VALIC is an indirect, wholly-owned subsidiary of American International Group, Inc. (“AIG”)

Pursuant to the terms of the Advisory Agreement, VALIC acts as adviser for VC I, and each series thereof, and manages the daily business affairs of VC I. VALIC employs sub-advisers, such as BlackRock, who make investment decisions for VC I. The Advisory Agreement further provides that VALIC furnishes office space, facilities, equipment, and personnel adequate to provide the services and pays the compensation of the members of the Board who are “interested persons” of VC I or VALIC. In addition, VALIC monitors and reviews the activities of VC I’s sub-advisers and other third-party service providers and makes changes and/or replacements when deemed appropriate. In addition, VALIC provides comprehensive investment and compliance monitoring, including, among other things, monitoring of each sub-adviser’s performance and conducts reviews of each sub-adviser’s brokerage arrangements and best execution. VALIC also provides the Board with quarterly reports at each regular meeting regarding VC I and each series thereof.

There were no changes to the Advisory Agreement or to VALIC’s advisory fees in connection with the approval of the Sub-Advisory Agreements. For the fiscal year ended May 31, 2019, the Fund paid VALIC advisory fees, before waivers, based on its average monthly net assets pursuant to the Advisory Agreement as follows:

Advisory Fees	% Average Monthly Net Assets
$ 8,313,021	0.69%

From February 1, 2016 to September 30, 2019, and pursuant to the Advisory Fee Waiver Agreement (the “Prior Advisory Fee Waiver Agreement”), VALIC agreed to waive the Fund’s advisory fees in order that such fees equaled 0.68% of the Fund’s average daily net assets on the Fund’s first $500 million; 0.62% of the Fund’s average daily net assets on the Fund’s next $500 million; 0.59% of the Fund’s average daily net assets on the Fund’s next $500 million; and 0.56% of the Fund’s net average daily net assets when the Fund’s assets exceed $1.5 billion.

In connection with the approval of the Sub-Advisory Agreements, the Board approved the Current Advisory Fee Waiver Agreement with respect to the Fund, which became effective on October 1, 2019. Pursuant to the Current Advisory Fee Waiver Agreement, VALIC is contractually obligated to waive a portion of its advisory fee with respect to the Fund so that the advisory fee rate payable by the Fund to VALIC under the Advisory Agreement is 0.57% of the Fund’s average daily net assets on the Fund’s first $500 million; 0.51% of the Fund’s average daily net assets on the Fund’s next $500 million; 0.48% of the Fund’s average daily net assets on the Fund’s next $500 million; and 0.45% of the Fund’s average daily net assets when the Fund’s assets exceed $1.5 billion. The Current Advisory Fee Waiver Agreement will continue in effect until September 30, 2020, and from year to year thereafter provided such continuance is agreed to by VALIC and approved by a majority of the Directors who are not “interested persons” of VC I or VALIC as defined under the 1940 Act, and who have no direct or indirect financial interest in the operation of the Current Advisory Fee Waiver Agreement.

In connection with the appointment of BlackRock and SunAmerica, and as set forth in the Fund’s prospectus dated October 1, 2019, the Fund’s principal investment strategies were revised to reflect that the Fund will attempt to achieve its investment objective by investing primarily in common stock of companies that are selected based on such factors as strong earnings, strong sales and revenue growth and capital appreciation potential. The Fund’s principal investment strategies were also revised to reflect that the Fund will emphasize common stock of companies with mid-to large-stock market capitalizations; however, the Fund also may invest in the common stock of small companies. The Fund’s principal investment strategies were revised to show that the Fund will generally invest at

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least 65% of its total assets in equity securities, which may consist of common stock and American Depositary Receipts (“ADRs”) and that the Fund may invest without limitation in the securities of foreign companies in the form of ADRs. In addition to ADRs, the Fund may invest up to 20% of its total assets in securities of foreign companies, including companies located in emerging markets.

The Fund’s assets are not necessarily divided equally among SunAmerica and BlackRock. Approximately 25% of the Fund’s assets will be allocated to SunAmerica that will passively manage a portion of the assets allocated to it by seeking to track the S&P 500® Growth Index, and the remainder of the Fund’s assets will be allocated to BlackRock. The Fund’s target allocations among the sub-advisers are subject to change at the discretion of VALIC, and actual allocations could vary substantially from the target allocations due to market valuation changes.

The BlackRock Sub-Advisory Agreement

Effective October 1, 2019, and pursuant to the BlackRock Sub-Advisory Agreement, BlackRock assumed responsibility for the day-to-day management of a portion of the Fund. Under the terms of the BlackRock Sub-Advisory Agreement, and subject to the oversight and review of VALIC, BlackRock (i) manages the investment and reinvestment of the Fund’s assets; (ii) determines in its discretion the securities and other investments to be purchased or sold; (iii) maintains a trading desk and places orders for the purchase and sale of portfolio securities (or arranges for another entity to provide a trading desk and to place orders) with brokers or dealers selected by the sub-adviser, subject to its control, direction, and supervision, which may include affiliated brokers or dealers; (iv) keeps records adequately demonstrating compliance with its obligations under the BlackRock Sub-Advisory Agreement; and (v) renders regular reports to the Board as VALIC and the Board may reasonably request.

The BlackRock Sub-Advisory Agreement between VALIC and BlackRock contains several material changes to the Investment Sub-Advisory Agreement between VALIC and American Century, including, but not limited to, (i) the name of the sub-adviser; (ii) the effective date of the agreement; (iii) express terms relating to VALIC’s voting of proxies; (iv) terms relating to the indemnity arrangements between VALIC and the sub-adviser; and (v) governing law.

Under the BlackRock Sub-Advisory Agreement, BlackRock is compensated by VALIC (and not the Fund) at an annual rate equal to a percentage of the advisory fees received by the Adviser from VC I, on behalf of the Fund, with respect to the average daily net assets on that portion of the Fund it manages.

The BlackRock Sub-Advisory Agreement shall continue in effect for an initial two year term beginning October 1, 2019. Thereafter, the continuance of the BlackRock Sub-Advisory Agreement must be approved annually in the manner required by the 1940 Act and the rules thereunder. The BlackRock Sub-Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, VALIC, or the holders of a majority of the outstanding shares of the Fund, on not more than 60 days’ nor less than 30 days’ written notice. The BlackRock Sub-Advisory Agreement will not result in an increase in fees to shareholders of the Fund as VALIC, and not the Fund, is responsible for all fees payable pursuant to the BlackRock Sub-Advisory Agreement. The BlackRock Sub-Advisory Agreement is attached to this Information Statement as Exhibit A.

For the most recent fiscal year ended May 31, 2019, VALIC waived $602,580 of its management fee pursuant to the Prior Advisory Fee Waiver Agreement and thus received net advisory fees from the Fund in the amount of $7,710,441 or 0.64% of the Fund’s average daily net assets for the period. During the same period, VALIC paid sub-advisory fees in the aggregate amount of $3,674,447, or 0.30% of average daily net assets, and retained $4,035,994 of its management fee. If BlackRock and SunAmerica had served as sub-advisers to the Fund for the fiscal year ended May 31, 2019, with BlackRock managing approximately 75% of the Fund’s assets and SunAmerica managing 25% of the Fund’s assets, based on the Sub-Advisory Agreements and the Current Advisory Fee Waiver Agreement, VALIC would have paid $2,301,260 in sub-advisory fees, or 0.19% of the Fund’s average daily net assets, and retained $5,409,181, or 0.45% of average daily net assets. This amount represents a 34.02% increase in the management fees retained by VALIC during the 2019 fiscal year.

If the Sub-Advisory Agreements and the Current Advisory Fee Waiver Agreement had been in place for the 2019 fiscal year, VALIC would have waived $1,928,256 of its management fee and thus retained net advisory fees of $4,083,505 or 0.34% of average daily net assets, after payment of sub-advisory fees to SunAmerica and BlackRock. This amount represents a 1.18% increase in the management fees retained by VALIC for the fiscal year ended May 31, 2019 under the Prior Advisory Fee Waiver Agreement.

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The sub-advisory fees paid to BlackRock and SunAmerica and advisory fees retained by VALIC are hypothetical and designed to help you understand the potential effects of the Sub-Advisory Agreements. The actual fees paid to BlackRock and SunAmerica and the actual advisory fees retained by VALIC may be different due to fluctuating asset levels and a variety of other factors.

Factors Considered by the Board

At the Meeting, the Board, including the Independent Directors, approved the Sub-Advisory Agreements between VALIC and each of SunAmerica and BlackRock with respect to the Fund. In connection with the approval of the Sub-Advisory Agreements, the Board approved the termination of the existing Investment Sub-Advisory Agreement with American Century with respect to the Fund.

In connection with the approval of the Sub-Advisory Agreements, the Board, including the Independent Directors, received materials, at the Meeting and throughout the prior year, relating to certain factors the Board considered in determining whether to approve the Sub-Advisory Agreements. Those factors included: (1) the nature, extent and quality of the services to be provided to the Fund by SunAmerica and BlackRock; (2) the sub-advisory fees proposed to be charged in connection with SunAmerica’s and BlackRock’s management of the Fund, compared to sub-advisory fee rates of a group of funds with similar investment objectives, as selected by an independent third-party provider of investment company data (“Sub-Advisory Expense Group/Universe”); (3) the investment performance of comparable funds as selected by an independent third-party provider of investment company data (“Performance Group”), and the performance of comparable funds managed by SunAmerica and BlackRock; (4) the costs of services and the benefits potentially to be derived by SunAmerica and BlackRock; (5) whether the Fund will benefit from possible economies of scale from engaging SunAmerica and BlackRock; (6) the anticipated profitability of VALIC, SunAmerica and their affiliates; (6) information regarding SunAmerica’s and BlackRock’s brokerage and trading practices and compliance and regulatory history; and (7) the terms of the proposed Sub-Advisory Agreements.

In considering whether to approve the Sub-Advisory Agreements, the Board also took into account a presentation made at the in-person Meeting, by members of management as well as presentations made by representatives from SunAmerica and BlackRock who responded to questions posed by the Board and management. The Independent Directors were separately represented by counsel that is independent of VALIC in connection with their consideration of approval of the Sub-Advisory Agreements. The matters discussed below were also considered separately by the Independent Directors in executive sessions with their independent legal counsel, at which no representatives of management were present.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services to be provided to the Fund by SunAmerica and BlackRock. The Board reviewed information provided by SunAmerica and BlackRock relating to their operations and personnel. The Board also noted that SunAmerica’s and BlackRock’s management of the Fund will be subject to the oversight of VALIC and the Board, and must be made in accordance with the investment objectives, policies and restrictions set forth in the Fund’s prospectus and statement of additional information.

The Board considered information provided to it regarding the services to be provided by SunAmerica and BlackRock. In this regard, the Board took into account its familiarity with SunAmerica and its operations through SunAmerica’s service as administrator to VC I and as sub-adviser to certain other funds in the same fund complex as the Fund. The Board also took into account its familiarity with BlackRock, which is a sub-adviser to other VC I funds. The Board noted that SunAmerica and BlackRock will (i) manage the investment and reinvestment of the Fund’s assets; (ii) determine in its discretion the securities and other investments to be purchased or sold; (iii) maintain a trading desk and place orders for the purchase and sale of portfolio securities (or arrange for another entity to provide a trading desk and to place orders) with brokers or dealers selected by the applicable sub-adviser, subject to its control, direction, and supervision, which may include affiliated brokers or dealers; (iv) keep records adequately demonstrating compliance with its obligations under the Sub-Advisory Agreements; and (v) render regular reports to the Board as VALIC and the Board may reasonably request. The Board reviewed SunAmerica’s and BlackRock’s history and investment experience as well as information regarding the qualifications, background and responsibilities of SunAmerica’s and BlackRock’s investment personnel who would provide services to the

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Fund. The Board also reviewed SunAmerica’s and BlackRock’s brokerage practices. The Board also noted that it received information on SunAmerica’s and BlackRock’s financial condition and compliance function of SunAmerica and BlackRock. The Board also considered SunAmerica’s and BlackRock’s risk management processes and regulatory history, including information regarding whether it was currently involved in any regulatory actions or investigations as well as material litigation that may affect its ability to service the Fund.

The Board concluded that the scope and quality of the sub-advisory services to be provided by SunAmerica and BlackRock were expected to be satisfactory and that there was a reasonable basis to conclude that SunAmerica and BlackRock would provide a high quality of investment services to the Fund.

Fees and Expenses; Investment Performance. The Board noted that the composite sub-advisory fee rate payable with respect to the Fund would decline as a result of the change in sub-adviser. The Board considered information received regarding the sub-advisory fees paid with respect to the Fund for sub-advisory services compared against the sub-advisory fees of the funds in the Fund’s Sub-Advisory Expense Group/Universe. The Board also considered expense information of comparable funds managed by each of SunAmerica and BlackRock; however, the Board noted that SunAmerica and BlackRock served as the investment adviser to the respective comparable funds and, thus, the services provided to the comparable funds were different than the proposed services to be provided to the Fund. The Board noted that VALIC negotiated the sub-advisory fee with BlackRock at arm’s length.

The Board considered that the proposed composite sub-advisory fee payable to SunAmerica and BlackRock is below the medians of the Fund’s Sub-Advisory Expense Group/Universe, while the sub-advisory fee rate paid to American Century was above the medians of the Fund’s Sub-Advisory Expense Group/Universe, in each case based on the Fund’s assets as of May 31, 2018. The Board also considered the affiliation of SunAmerica with VALIC, noting any potential conflicts of interest. The Board took into account that the sub-advisory fee rate payable to SunAmerica is the lowest of its Sub-Advisory Expense Group. The Board also considered that the sub-advisory fee rates payable to SunAmerica and BlackRock contain breakpoints.

The Board also considered that the sub-advisory fees will be paid by VALIC out of the advisory fees it receives from the Fund, that the sub-advisory fees are not paid by the Fund, and that sub-advisory fees may vary widely for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board also considered that VALIC and SunAmerica, as affiliated entities, would earn more than the amount that VALIC currently retains as adviser. The Board also took into account that management was requesting that the Board approve the New Advisory Fee Waiver. Therefore, the Board considered that the appointment of SunAmerica and BlackRock will, therefore, result in a reduction to the management fee paid by the Fund to VALIC. The Board also took account of management’s discussion of the Fund’s proposed sub-advisory fees and concluded in light of all factors considered that such fees were reasonable.

The Board also received and reviewed information prepared by an independent third-party provider of mutual fund data regarding the Fund’s investment performance compared against the Performance Group as of the period ended February 28, 2019. The Board also considered the performance of other funds managed by SunAmerica and BlackRock using a similar investment strategy as that which SunAmerica and BlackRock, respectively, will use to manage the Fund. The Board noted that such comparable fund managed by BlackRock outperformed the benchmark index for the year-to-date, one-year and three-year periods ended February 28, 2019, while the comparable fund managed by SunAmerica underperformed the Fund’s benchmark index for the year-to-date, one-year, three-year and five-year periods ended March 31, 2019. The Board considered management’s discussion, including that the SunAmerica comparable fund tracked an index other than the benchmark index. The Board also noted that a hypothetical portfolio using the proposed strategies of SunAmerica and BlackRock outperformed the Fund for the one-, three- and five-year periods.

Cost of Services and Indirect Benefits/Profitability. The Board considered the cost of services and profits expected to be realized in connection with the Sub-Advisory Agreements. The Board was previously apprised that VALIC generally reviews a number of factors in determining appropriate sub-advisory fee levels. Such factors may include a review of (1) style class peers primarily within the variable annuity and qualified plan universe; (2) key competitor analysis; (3) analysis of the strategies managed by the sub-advisers; (4) product suitability; and (5) special

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considerations such as competitor sub-account characteristics, uniqueness of the product and prestige of the manager.

The Board considered that the sub-advisory fee payable by VALIC with respect to the Fund would be reduced as a result of the replacement of the Fund’s current sub-adviser with SunAmerica and BlackRock. The Board also noted that VALIC would waive a greater portion of its management fee if the Sub-Advisory Agreements are approved. The Board, therefore, reviewed information provided by VALIC with respect to the expected impact on its profitability if SunAmerica and BlackRock are retained as the Fund’s sub-advisers.

In considering the anticipated profitability to SunAmerica and BlackRock in connection with its relationship to the Fund, the Directors noted that the fees under the Sub-Advisory Agreements will be paid by VALIC out of the advisory fees that VALIC will receive from the Fund.

In light of all the factors considered, the Directors determined that the anticipated profitability to VALIC was reasonable. The Board also concluded that the anticipated profitability of SunAmerica and BlackRock from their relationships with the Fund was not material to their deliberations with respect to consideration of approval of the Sub-Advisory Agreements.

The Board also noted that VC I and VALIC Company II (“VC II”) pay SunAmerica an annual fee of 0.06% based on average daily net assets, plus a fund accounting basis point fee equal to 0.0061% on the first $25 billion of daily net assets, 0.007% on the next $75 billion of daily net assets, and 0.005% on daily net assets exceeding $100 billion. Out of the fee SunAmerica receives from VC I and VC II, SunAmerica compensates VALIC 0.02% for certain administrative services provided and pays the Fund’s custodian, State Street Bank and Trust Company, an accounting fee based on the rate referenced above.

Economies of Scale. For similar reasons as stated above with respect to SunAmerica’s and BlackRock’s anticipated profitability and its costs of providing services, the Board concluded that the potential for economies of scale in SunAmerica’s and BlackRock’s management of the Fund are not a material factor to the approval of the Sub-Advisory Agreements, although the Board noted that the Fund has breakpoints at the sub-advisory fee level.

Terms of the Sub-Advisory Agreements. The Board reviewed the terms of the Sub-Advisory Agreements, including the duties and responsibilities to be undertaken by SunAmerica and BlackRock. The Board also reviewed the terms of payment for services to be rendered by SunAmerica and BlackRock and noted that VALIC would compensate SunAmerica and BlackRock out of the advisory fees it receives from the Fund. The Board noted that the Sub-Advisory Agreements provide that each of SunAmerica and BlackRock will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered the termination and liability provisions of the Sub-Advisory Agreements and other terms contained therein. The Board noted that the SunAmerica Sub-Advisory Agreement and/or the BlackRock Sub-Advisory Agreement contained additional terms related to the use of soft dollars, brokerage transactions, proxy voting, confidentiality, and trade allocation, and concluded that the terms of the SunAmerica Sub-Advisory Agreement and BlackRock Sub-Advisory Agreement were reasonable.

Conclusions. In reaching its decision to approve the Sub-Advisory Agreements, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Director may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of their deliberations, the Board, including the Independent Directors, concluded that each of SunAmerica and BlackRock possesses the capability and resources to perform the duties required of it under the Sub-Advisory Agreements.

Information about BlackRock

BlackRock is a registered investment adviser that provides investment advisory services for institutional and high net worth clients, separate accounts, pooled investment vehicles and U.S. registered investment companies. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., a publicly listed company. As of September 30, 2019, BlackRock had approximately $6.963 trillion in assets under management. No Director of VC I has owned any securities, or has had any material interest in, or a material interest in a material transaction with, BlackRock or its affiliates since the beginning of the Fund’s most recent fiscal year. No officers or Director of VC I are officers, employees, directors or shareholders of BlackRock.

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The following chart lists the principal executive officers of BlackRock and their principal occupations. The business address of each officer is 1 University Square Drive, Princeton, NJ 08540-6455.

Name	Position with BlackRock and Principal Occupation
Laurence D. Fink	Chief Executive Officer
Robert S. Kapito	President
Gary S. Shedlin	Chief Financial Officer
Robert L. Goldstein	Chief Operating Officer
Charles Park	Chief Compliance Officer
Christopher J. Meade	General Counsel and Chief Legal Officer

BlackRock and/or its affiliates provide investment advisory services to the mutual funds listed below, which have similar objectives or investment strategies to that of the Fund. While the objectives or investment strategies of the mutual funds listed below may be similar to that of the Fund, the nature of services provided by BlackRock and/or its affiliates may be different. As a sub-adviser, BlackRock may perform a more limited set of services and assume fewer responsibilities for the Fund than it does for the funds listed below.

	As of November 30, 2019
Comparable Fund	Management Fee (% of average daily net assets)	Assets Under Management (millions)

BlackRock Large Cap Focus Growth Fund, Inc.	0.50% not exceeding $5 billion[1] 0.45% in excess of $5 billion	$1.037
BlackRock Large Cap Focus Growth V.I. Fund, a series of BlackRock Variable Series Funds, Inc.	0.65% not exceeding $1 billion[2] 0.61% in excess of $1 billion but not exceeding $3 billion 0.59% in excess of $3 billion but not exceeding $5 billion 0.57% in excess of $5 billion but not exceeding $10 billion 0.55% in excess of $10 billion	$195

[1]

BlackRock Advisors, LLC (“BAL”) has contractually agreed to waive the management fee of Master Focus Growth, LLC (the “Master LLC”) with respect to any portion of the Master LLC’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BAL or its affiliates that have a contractual management fee, through December 31, 2021.

[2]

BAL has contractually agreed to waive the management fee with respect to any portion of the fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BAL or its affiliates that have a contractual management fee, through April 30, 2020.

Other Service Agreements

VC I has entered into an Amended and Restated Administrative Services Agreement (the “Administrative Services Agreement”) with SunAmerica to provide certain accounting and administrative services to the Fund. VC I has also entered into a Master Transfer Agency and Service Agreement (the “MTA”) with VALIC Retirement Services Company (“VRSCO”) to provide transfer agency services to the Fund, which include shareholder servicing and dividend disbursement services. For the fiscal year ended May 31, 2019, pursuant to the Administrative Services Agreement and MTA, the Fund paid $804,731 and $1,822 to SunAmerica and VRSCO, respectively.

SunAmerica and AIG Capital Services, Inc. (“ACS”), the Fund’s principal underwriter, are located at Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311. VRSCO, the Fund’s transfer agent, is located at 2929 Allen Parkway, Houston, Texas 77019. SunAmerica is an indirect wholly-owned subsidiary of AIG. VALIC is also an indirect, wholly-owned subsidiary of AIG, and therefore, is an affiliate of SunAmerica. VRSCO and ACS are also affiliates of VALIC. The approval of the BlackRock Sub-Advisory Agreement did not affect the services provided to the Fund by SunAmerica, VRSCO or ACS.

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Brokerage Commissions

The Fund did not pay brokerage commissions to affiliated broker-dealers for the fiscal year ended May 31, 2019.

ANNUAL & SEMI-ANNUAL REPORTS

Copies of the most recent annual and semi-annual reports to shareholders may be obtained without charge if you:

•	write to:

Kathleen D. Fuentes, Secretary

VALIC Company I

Harborside 5

185 Hudson Street

Suite 3300

Jersey City, New Jersey 07311

•	call (800) 448-2542

•	visit VALIC’s website at www.valic.com

SHAREHOLDER PROPOSALS

The Fund is not required to hold annual shareholder meetings. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Kathleen D. Fuentes, Vice President and Secretary of VALIC Company I, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, New Jersey 07311.

OWNERSHIP OF SHARES

As of the Record Date, there were approximately 73,849,444 shares of the Fund outstanding. All shares of the Fund are owned by VALIC and its respective affiliates. To VALIC’s knowledge, no person owns a Contract or Plan, or interests therein, representing more than 5% of the outstanding shares of the Fund. The Directors and officers of VC I and members of their families as a group, beneficially owned less than 1% of the Fund’s shares as of the Record Date.

8

EXHIBIT A

INVESTMENT SUB-ADVISORY AGREEMENT

This AGREEMENT made this 5th day of March, 2007, by and between THF VARIABLE ANNU1TY LIFE INSURANCE COMPANY, hereinafter referred to as “VALIC,” and BLACK.ROCK INVESTMENT MANAGEMENT, LLC, hereinafter referred to as the “SUB-ADVISER.”

VALIC and the SUB-ADVISER recognize the following:

(a)	VALIC is a life insurance company organized under Chapter 3 of the Texas Insurance Code and an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

(b)

VALIC is engaged as the investment adviser of VALIC Company I (“VCI”), pursuant to an Investment Advisory Agreement between VALIC and VC I, an investment company organized under the general corporate laws of Maryland as a series type of investment company issuing separate classes (or series) of shares of common stock VC I is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The 1940 Act prohibits any person from acting as an investment adviser of a registered investment company except pursuant to a written contract.

(c)	VCI currently consists of thirty-two portfolios (“Funds”):

Asset Allocation Fund Blue Chip Growth Fund	Large Cap Core Fund Large Capital Growth Fund
Broad Cap Value Income Fund Capital Conservation Fund	Mid Cap Index Fund Mid Cap Strategic Growth Fund
Core Equity Fund Core Value Fund	Money Market I Fund Nasdaq-100® Index Fund
Foreign Value Fund Global Equity Fund	Science & Technology Fund Small Cap Aggressive Growth Fund
Global Strategy Fund Government Securities Fund	Small Cap Fund Small Cap Index Fund
Growth & Income Fund Health Sciences Fund	Small Cap Special Values Fund Small Cap Strategic Growth Fund
Inflation Protected Fund International Equities Fund	Social Awareness Fund Stock Index Fund
International Government Bond Fund International Growth I Fund	VALIC Ultra Fund Value Fund

In accordance with VC I’s Articles of Incorporation (the “Articles”), new Funds may be added to VC I upon approval of VC I’s Board of Directors without the approval of Fund shareholders. This Agreement will apply only to Funds set forth on the attached Schedule A, and any other Funds as may be added or deleted by amendment to the attached Schedule A (“Covered Fund(s)”).

(d)	The SUB-ADVISER is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Advisers Act.

(e)

VALIC desires to enter into an Investment Sub-Advisory Agreement with the SUB-ADVISER for all or a portion of the assets of the Covered Fund(s) which VALIC determines from time to time to assign to the SUB-ADVISER.

VALIC and the SUB-ADVISER agree as follows:

1.	SERVICES RENDERED AND EXPENSES PAID BY THE SUB-ADVISER

The SUB-ADVISER, subject to the control, direction, and supervision of VALIC and VC I’s Board of Directors and in material conformity with the 1940 Act, all applicable laws and regulations thereunder, all other applicable federal and state laws and regulations, including section 8l7(h) and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), VC I’s Articles, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions and any applicable procedures adopted by VC I’s Board of Directors and provided to the SUB-ADVISER, shall:

(a)

manage the investment and reinvestment of the assets of the Covered Fund(s) including, for example, the evaluation of pertinent economic, statistical, financial, and other data, the determination of the industries and companies to be represented in each Covered Fund’s portfolio, and the formulation and implementation of investment programs.

(b)

maintain a trading desk and place orders for the purchase and sale of portfolio investments (including futures contracts and options thereon) for each Covered Fund’s account with brokers or dealers (including futures commission merchants) selected by the SUB-ADVISER, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers (including futures commission merchants) selected by the SUB-ADVISER, subject to the SUB-ADVISER’s control, direction, and supervision, which brokers or dealers may include brokers or dealers (including futures commission merchants) affiliated with the SUB-ADVISER, subject to applicable law.

The SUB-ADVISER will assist the Covered Fund(s) and its agents in determining whether prices obtained by the Covered Fund(s) and its agents for valuation purposes are consistent with the prices on the SUB -ADVISER’s portfolio records relating to the assets of the Covered Fund(s) for which the SUB-ADVISER has responsibility at such times as VALIC shall reasonably request; provided, however, that the parties acknowledge that the SUB-ADVISER is not the fund accounting agent for the Covered Fund(s) and is not responsible for pricing determinations or calculations and any information provided pursuant to this position by SUB-ADVISER will be provided for information purposes only.

In performing the services described in paragraph (b) above, the SUB-ADVISER shall use its best efforts to obtain for the Covered Fund(s) the best execution of portfolio transactions, under the circumstances of each trade and on the basis of all relevant factors and considerations. Subject to approval by VC I’s Board of Directors of appropriate policies and procedures, the SUB-ADVISER may cause the Covered Fund(s) to pay to a broker a commission, for effecting a portfolio transaction, in excess of the commission another broker would have charged for effecting the same transaction, if the first broker provided brokerage and/or research services to the SUB-ADVISER. The SUB-ADVISER shall not be deemed to have acted unlawfully, or to have breached any duty created by this Agreement, or otherwise, solely by reason of acting in accordance with such authorization. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act and Rule 17e-l thereunder, the SUB-ADVISER may engage its affiliates, the VALIC and its affiliates or any other subadviser to VC I and its respective affiliates, as broker-dealers or futures commission merchants to effect Covered Fund transactions in securities and other investments for a Covered Fund.

The SUB-ADVISER may aggregate sales and purchase orders of securities held by the Covered Fund(s) with similar orders being made simultaneously for other accounts managed by the SUB-ADVISER or with accounts of the affiliates of the SUB-ADVISER, if in the SUB-ADVISER’s reasonable judgment such aggregation is fair and reasonable and consistent with the SUB-ADVISER’S fiduciary obligations to the

Covered Fund(s) and its other clients, considering factors such as the advantageous selling or purchase price, brokerage commission and other expenses. In accounting for such aggregated order price, commission and other expenses shall be averaged on a per bond or share basis daily, VALIC acknowledges that the determination whether such aggregation is fair and reasonable by the SUB-ADVISER is subjective and represents the SUB-ADVISER’s evaluation that the Covered Fund(s) may benefit by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

VALIC authorizes and empowers the SUB-ADVISER to direct the Covered Fund’s Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Covered Fund(s) and to execute for the Covered Fund(s) as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the SUB-ADVISER shall select as provided above. With respect to brokerage accounts for financial and commodity futures and commodities and options thereon, the SUB-ADVISER shall select such brokers, as approved by VALIC, prior to the establishment of such brokerage account. The SUB-ADVISER may, using such of the securities and other property in the Covered Fund as the SUB-ADVISER deems necessary or desirable, direct the Covered Fund’s Custodian to deposit for the Covered fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the SUB-ADVISER deems desirable or appropriate.

The SUB-ADVISER shall maintain records adequately demonstrating compliance with its obligations under this Agreement and report periodically to VALIC and VC I’s Board of Directors regarding the performance of its services under this Agreement. The SUB-ADVISER will make available to VALIC and VC I promptly upon their reasonable written request all of the Covered Fund(s)’ investment records and ledgers to assist VALIC and VC I in compliance with respect to each Covered Fund’s securities transactions as required by the 1940 Act and the Advisers Act, as well as other applicable laws. The SUB-ADVISER will furnish VC I’s Board of Directors such periodic and special reports as VALIC and VC I’s Board of Directors may reasonably request. The SUB-ADVISER will furnish to regulatory authorities any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Covered fund(s) are being conducted in a manner consistent with applicable laws and regulations.

The SUB-ADVISER will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the SUB-ADVISER shall disclose such non-public information only if VALIC or the Board of Directors of VC I has authorized such disclosure, or if such information is or hereafter otherwise is known by the SUB-ADVISER or has been disclosed, directly or indirectly, by VALIC or VC I to others becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or Court of Law of competent jurisdiction, or to the extent such disclosure is reasonably required by auditors or attorneys of the SUB-ADVISER in connection with the performance of their professional services. Notwithstanding the foregoing, the SUB-ADVISER may disclose the total return earned by the Covered Fund(s) and may include such total return in the calculation of composite performance information without prior approval by VALIC or the Board of Directors of VC I

Should VALIC at any time make any definite determination as to any investment policy and notify the SUB-ADVISER in writing of such determination, within a reasonable time after receipt of such notice as agreed to by the SUBADVISER and VALIC the SUB-ADVISER shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked, provided such determination will permit SUB-ADVISER to comply with the first paragraph of this Section.

The SUB-ADVISER will not hold money or investments on behalf of VC I. The money and investments will be held by the Custodian of VC I. The SUB-ADVISER will arrange for the transmission to the

Custodian for VC l, on a daily basis, such confirmation. trade tickets and other documents as may be necessary to enable the Custodian perform its administrative responsibilities with respect to the Covered Fund(s). The SUB-ADVISER further shall have the authority to instruct the Custodian of VC I (i) to pay cash for securities and other property delivered, or to be delivered, to the Custodian for VC I (ii) to deliver securities and other property against payment for VC I, and (iii) to transfer assets and finds to such brokerage accounts as the SUB-ADVISER may designate, all consistent with the powers, authorities and limitations set forth herein. The SUB-ADVISER shall not have the authority to muse the Custodian to deliver securities and other property except as expressly provided for in this Agreement.

VALIC will vote proxies relating to securities held by the Covered Fund(s). VALIC will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board. of Directors. VALIC may, on certain non-routine matters, consult with the SUB-ADVISER before voting proxies relating to securities held by the Covered Fund(s). VALIC will instruct the Custodian and other parties providing services to VC I promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Covered Fund(s). The SUB-ADVISER shall not be responsible for taking any action on behalf of the Covered Funds in connection with any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in the Covered Fund(s) including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”) or to investigate, initiate, supervise, or monitor the Litigation involving the Covered Funds’ assets.

The SUB-ADVISER shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act or represent VALIC or VC I other than in furtherance of the SUB-ADVISER’s duties and responsibilities as set forth in this Agreement.

Except as otherwise agreed, or as otherwise provided herein, the SUB-ADVISER shall bear the expense of discharging its responsibilities hereunder and VALIC shall pay, or arrange for others to pay, all VALIC’s expenses, except that VALIC shall in all events pay the compensation described in Section 2 of this Agreement.

The SUB-ADVISER is hereby prohibited from consulting with any other sub-adviser of the Covered Fund(s) (or a portion thereof) or any other sub-adviser to a fund under common control with the Covered Fund(s) (or a portion thereof) concerning securities transactions of the Covered Fund(s) (or a portion thereof) in securities or other assets, except as otherwise permitted by the 1940 Act or any rules thereunder.

2.	COMPENSATION OF THE SUB-ADVISER

VALIC shall pay to the SUB-ADVISER, as compensation for the services rendered and expenses paid by the SUB-ADVISER, a monthly fee or fees based on each Covered Fund’s average daily net asset value computed for each Covered Fund as provided for herein and in the fee schedule attached hereto as Schedule A. Schedule A may be amended from time to time by written agreement executed by VALIC and the SUB-ADVISER, provided that amendments are made in conformity with applicable laws and regulations and the Articles and Bylaws of VC I. Any change in Schedule A pertaining to any new or existing Fund shall not be deemed to affect the interest of any other Fund and shall not require the approval of shareholders of any other Fund.

The average daily net asset value shall be determined by taking the average of all of the determinations of net asset value, made in the manner provided in VC I’s constitutive documents, for each business day during a given calendar month. VALIC shall pay this fee for each calendar month as soon as practicable after the end of that month, but in any event no later than fifteen (15) days following the end of the month.

If the SUB-ADVISER serves for less than a whole month, the foregoing compensation shall be prorated. The payment of advisory fees related to the services of the SUB-ADVISER under this Agreement shall be the sole responsibility of VALIC and shall not be the responsibility of VC I.

3.	SCOPE OF THE SUB-ADVISER’S ACTIVITIES

VALIC understands that the SUB-ADVISER and its affiliates now act, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and as investment adviser to other investment companies, and VALIC has no objection to the SUB-ADVISER so acting, provided that whenever a Covered Fund(s) and one or more other accounts or investment companies advised by the SUB-ADVISER have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a methodology believed by the SUB-ADVISER to be equitable to each entity. The SUB-ADVISER similarly agrees to allocate opportunities to sell securities on an equitable basis. VALIC recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for a Covered Fund(s). In addition, VALIC understands that the persons employed by the SUB-ADVISER to assist in the performance of the SUB-ADVISER’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the SUB-ADVISER or any affiliate of the SUB-ADVISER to engage in and devote time and attention to other business or to render services of whatever kind or nature.

Except as otherwise required by the 1940 Act, any of the shareholders, directors, officers and employees of VALIC may be a shareholder, director, officer or employee of, or be otherwise interested in, the SUB-ADVISER, and in any person controlling, controlled by or under common control with the SUB-ADVISER; and the SUB-ADVISER, and any person controlling, controlled by or under common control with the SUB-ADVISER, may have an interest in VALIC.

The SUB-ADVISER shall not be liable to VALIC, VC I, or to any shareholder in the Covered Fund(s), and VALIC shall indemnify the SUB-ADVISER, for any act or omission in rendering services under this Agreement, or for any losses sustained in connection with the matter to which this agreement relates, so long as there has been no willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the SUB-ADVISER in performing its duties under this Agreement. The provisions of this paragraph shall survive the termination of the Agreement.

VALIC shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the SUB-ADVISER after each quarter end to ensure that the Covered Fund(s) is in compliance with Subchapter M of the Code and Section 817(h) of the Code. VALIC shall apprise the SUB-ADVISER promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the SUB-ADVISER shall take prompt action so that the Covered Fund complies with such Code diversification provisions, as directed by VALIC. VALIC acknowledges that the SUB-ADVISER shall rely completely upon VALIC’s determination of whether and to what extent each Covered Fund(s) is in compliance with Subchapter M and Section 8l7(h) of the Code and that the SUB-ADVISER has no separate and independent responsibility to test for such compliance.

4.	REPRESENTATIONS OF THE SUB-ADVISER AND VALIC

The SUB-ADVISER represents, warrant, and agrees as follows:

(a)

The SUB-ADVISER (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirement, or the applicable requirement of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify VALIC of the occurrence of any event that would disqualify the SUB-ADVISER from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)

The SUB-ADVISER has adopted a written code of ethics complying with the requirements of Rule 17j- l under the 1940 Act and if it has not already done so, will provide VALIC and VC I with a copy of such code of ethics together with evidence of its adoption.

(c)

The SUB-ADVISER has provided VALIC and VC I with a copy of its Form ADV as most recently filed with the SEC and will promptly after filing its annual update to its Form ADV with the SEC, furnish a copy of such amendment to VALIC.

VALIC represents, warrants, and agrees as follows:

(a)

VALIC: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect: (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement, (iv) has the authority to enter into and perform the services contemplated by this Agreement, and (v) will immediately notify the SUB-ADVISER of the occurrence of any event that would disqualify VALIC from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)	VALIC has the authority under the Investment Advisory Agreement between VALIC and VC I to delegate some or all of its responsibilities to one or more sub-advisers.

5.	TERM OF AGREEMENT

This Agreement shall become effective as to the Covered Fund(s) set forth on Schedule A on the date hereof and as to any other Fund on the date of the Amendment to Schedule A adding such Fund in accordance with this Agreement. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from its effective date. Thereafter, this Agreement shall continue in effect, but with respect to any Covered Fund, subject to the termination provisions and all other terms and conditions hereof, only so long as such continuance is approved at least annually by the vote of a majority of VC I’s Directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of VC I’s Board of Directors or a majority of that Covered Fund’s outstanding voting securities (as defined in the 1940 Act).

This Agreement shall automatically terminate in the event of its assignment as that term is defined in the 1940 Act, or in the event of the termination of the Investment Advisory Agreement between VALIC and VC I as it relates to any Covered Fund(s). The Agreement may be terminated as to any Covered Fund at any time, without the payment of any penalty, by vote of VC I’s Board of Directors or by vote of a majority of that Covered Fund’s outstanding voting securities on not more than 60 days’ nor less than 30 days· prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties. This Agreement may also be terminated by VALIC: (i) on not more than 60 days’ nor less than 30 days’ prior written notice to the SUB-ADVISER, or upon such shorter notice as may be mutually agreed upon by the parties, without the payment of any penalty; or (ii) if the SUB-ADVISER becomes unable to discharge its duties and obligations under this Agreement. The SUB-ADVISER may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ prior written notice to VALIC, or upon such shorter notice as may be mutually agreed upon by the parties.

6.	OTHER MATTERS

The SUB-ADVISER may from time to time employ or associate with itself any person or persons believed to be particularly fit to assist in it performance of services under this Agreement, provided no such person serves or acts as an investment adviser separate from the SUB-ADVISER so as to require a new written contract pursuant to the l 940 Act. The compensation of any such persons will be paid by the SUB-ADVISER, and no obligation will be incurred by, or on behalf of, VALIC or VC I with respect to them.

The SUB-ADVISER agrees that all books and records which it maintains for the Covered Fund(s) are the Covered Fund’s property. The SUB-ADVISER also agrees upon request of VALIC or VC I, to promptly surrender the books and records in accordance with the 1940 Act and rules thereunder, provided that VALIC reimburses the SUB-ADVISER for its reasonable expenses in making duplicate copies of such books and records for SUB-ADVISER’s files. The SUB-ADVISER further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by subparagraphs (b)(5), (6), (7), (9), (l 0), (11) and paragraph (f) of Rule 31a-1 under the 1940 Act.

VALIC has herewith furnished the SUB-ADVISER copies of VC I’s Prospectus, Statement of Additional Information, investment objectives, policies and restrictions, and any applicable procedures adopted by VC I’s Board of Directors, as currently in effect and agrees during the continuance of this Agreement to furnish the SUB-ADVISER copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until VALIC delivers any amendments or supplements to the SUB-ADVISER, the SUB-ADVISER shall be fully protected in relying on the documents previously furnished to it.

The SUB-ADVISER is authorized to honor and act on any notice, instruction or confirmation given by VALIC on behalf of VC I or the Covered Fund(s) in writing signed or sent by any of the persons who the SUB -ADVISER has reason to believe are acting in good authority. The SUB-ADVISER shall not be liable for so acting in good faith upon such instructions, confirmation or authority.

VALIC agrees to furnish the SUB-ADVISER at its principal office prior to use thereof, copies of all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Covered Fund(s) or the public that refer in any way to the SUB-ADVISER, and not to use such material if the SUB-ADVISER reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this agreement, VALIC will continue to furnish to the SUB-ADVISER copies of any of the above-mentioned materials that refer in any way to the SUB-ADVISER and shall cease to use the SUB-ADVISER name and/or logo as soon as is reasonable. VALIC shall furnish or otherwise make available to the SUB-ADVISER such other information relating to the business affairs of VALIC and the Covered Fund as the SUB-ADVISER at any time, or from time to time, may reasonably request in order to discharge obligations hereunder. The provisions of this paragraph shall survive the termination of this Agreement.

VALIC agrees to indemnify the SUB-ADVISER for losses, costs, fees, expenses and claims which arise directly or indirectly (i) as a result of a failure by VALIC to provide the services or furnish materials required under the terms of this Agreement, or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisements, sales literature, or other materials pertaining to VC I or a Covered Fund, except insofar as any such statement or omission was specifically made in reliance on written information provided by the SUB-ADVISER to VALIC. The provisions of this paragraph shall survive the termination of this Agreement. The provisions of this paragraph shall survive the termination of this Agreement.

The SUB-ADVISER agrees to indemnify VALIC for losses and claims which arise (i) as a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties by the SUBADVISER; or (ii) as the result of any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading in any registration statements, proxy materials, reports, advertisement, sales literature, or other materials pertaining to VC I or a Covered Fund to the extent any such statement or omission was made in reliance on written information provided by the SUB-ADVISER.

Promptly after receipt by either VALIC or SUB-ADVISER (an “Indemnified Party”) under this Section 6 of the commencement of an action, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (the ‘‘Indemnifying Party”) under this section, notify Indemnifying Party of the commencement thereof; but the omission so to notify Indemnifying Party will not relieve it from any liability that it may have to any Indemnified Parry otherwise than under this section. In case any such action is brought against any Indemnified Party, and it notified Indemnifying Party of the commencement thereof, Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, assume the defense thereof, with counsel satisfactory to such Indemnified Party. After notice from Indemnifying Party of its intention to assume the defense of an action, the Indemnified Party shall bear the expenses of any additional counsel obtained by it, and Indemnifying Party shall not be liable to such Indemnified Party under this section for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained herein. The indemnification provisions contained herein shall survive any termination of this Agreement.

7.	APPLICABILITY OF FEDERAL SECURITIES LAWS

This Agreement shall be interpreted in accordance with the laws of the State of New York and applicable federal securities laws and regulations, including definitions therein and such exemptions as may be granted to VALIC or the SUB-ADVISER by the Securities and Exchange Commission or such interpretive positions as may be taken by the Commission or its staff. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with applicable provisions of the federal securities laws, the latter shall control.

8.	AMENDMENT AND WAIVER

Provisions of this Agreement may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The Agreement may be amended by mutual written consent of the parties, subject to the requirements of the 1940 Act and the rules and regulations promulgated and orders granted thereunder.

9.	NOTICES

All notices hereunder shall be given in writing (and shall be deemed to have been duly given upon receipt) by delivery in person, by facsimile:, by registered or certified mail. or by overnight delivery (postage prepaid, return receipt requested) to VALIC and to SUB-ADVISER at the address of each set forth below:

If to VALIC:	With a copy to:

Attn: Evelyn Curran	Attn: Tom Ward
2929 Allen Parkway, L14	2929 Allen Parkway, L13-20
Houston, Texas 77019	Houston, Texas 77019
Tel: (713) 831-6425	Tel: (713) 831-5399
Fax: (713) 831-4124	Fax: (713) 831-4124

If to SUB-ADVISER:

800 Scudders Mill Road
Plainsboro, NJ 08536
Attn: Legal Department
Tel: (609) 282-2382
Fax: (609) 282-8600

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The parties hereto have each caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

THE VARIABLE ANNUITY UFE INSURANCE COMPANY

By: /s/ Evelyne M. Curran
Name: Evelyne M. Curran
Title: Senior Vice President

        ATTEST:

Attest: /s/ Mark Mathes
Name: Mark Mathes
Title: ASST. SBC. of VC I

BLACKROCK INVESTMENT MANAGEMENT, LLC
By: /s/ Donald Burke
Name: Donald Burke
Title: Managing Director

        ATTEST:

Attest: /s/ Rachel P. Ricci
Name: Rachel P. Ricci
Title: Vice President

SCHEDULE A

COVERED FUND(S)

Annual Fee computed at the following annual rate, based on average daily net asset value for each month on that portion of the assets managed by SUB-ADVISER, and payable monthly:

Covered Fund	Fee
Core Equity Fund
0.350% on the first $250 million
0.325% on the next $250 million
0.300% on the next $500 million
0.275% over $1 billion

AMENDMENT NO. 6

TO

INVESTMENT SUB-ADVISORY AGREEMENT

This AMENDMENT NO. 6 to the INVESTMENT SUB-ADVISORY AGREEMENT (“Amendment”) is dated as of October 1, 2019, by and between THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, a Texas life insurer (the “Adviser”), and BLACKROCK INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Subadviser”).

WHEREAS, the Adviser and VALIC Company I, a Maryland corporation (the “Company”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 2002 (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Company; and

WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company; and

WHEREAS, the Adviser and the Subadviser are parties to an Investment Sub-Advisory Agreement dated March 5, 2007, as amended from time to time (the “Subadvisory Agreement”), pursuant to which the Subadviser furnishes investment advisory services to certain investment series of the Company, as listed on Schedule A to the Subadvisory Agreement; and

WHEREAS, the Adviser and the Subadviser wish to amend and restate Schedule A to the Subadvisory Agreement as attached hereto.

NOW, THEREFORE, the parties hereby agree as follows:

1.	Schedule A to the Sub-Advisory Agreement is hereby amended and restated as attached hereto.

2.	This Amendment may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

3.

Except as expressly supplemented, amended or consented to hereby, all of the representations, warranties, terms, covenants, and conditions of the Subadvisory Agreement shall remain unchanged and shall continue to be in full force and effect.

4.	Capitalized terms used but not defined herein shall have the meanings assigned to them in the Subadvisory Agreement.

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IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Amendment as of the date first above written.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By: /s/ Thomas M. Ward
Name: Thomas M. Ward
Title: Vice President

BLACKROCK INVESTMENT MANAGEMENT, LLC

By: /s/ Michael J. Ferro
Name:	Michael J. Ferro
Title:	Managing Director

SCHEDULE A

Effective October 1, 2019

SUB-ADVISER shall manage all or a portion of the assets of the following Covered Fund(s) and shall be compensated on that portion as follows:

Covered Fund	Fee

Core Equity Fund	0.250% on the first $500 million 0.235% on the next $500 million 0.210% thereafter

Dividend Value Fund	0.300% on the first $250 million 0.275% on the next $250 million 0.250% thereafter

Growth Fund	0.250% on the first $1.5 billion 0.210% on the next $1 billion 0.190% thereafter

VALIC COMPANY I

2929 Allen Parkway

Houston, Texas 77019

Growth Fund

(the “Fund”)

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

INFORMATION STATEMENT

(the “Notice”)

The Information Statement referenced in this

Notice is available at

https://www.valic.com/prospectus-and-reports/information-statements

This Notice is to inform you that an information statement (the “Information Statement”) regarding a change to the Fund’s sub-advisory arrangements is now available at the website referenced above. The Fund is a series of VALIC Company I (“VC I”). Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access our website to review a complete copy of the Information Statement, which contains important information about the changes.

As discussed in the Information Statement, at an in-person meeting held on April 29-30, 2019, the Board of Directors (the “Board”) of VC I, including a majority of the directors who are not “interested persons” of VC I, as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”), approved an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between The Variable Annuity Life Insurance Company (“VALIC”) and BlackRock Investment Management, LLC (“BlackRock”) with respect to the Fund. In connection with the appointment of BlackRock, the Board authorized the termination of the Investment Sub-Advisory Agreement between VALIC and the Fund’s previous sub-adviser, American Century Investment Management, Inc., upon the effective date of the Sub-Advisory Agreement.

VC I has received an exemptive order from the U.S. Securities and Exchange Commission which allows VALIC, subject to certain conditions, to enter into and materially amend sub-advisory agreements without obtaining shareholder approval. The Board, including a majority of the Independent Directors, must first approve each new or amended sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change would be in the best interest of the Fund and its shareholders. As required by this exemptive order, the Fund will provide information to shareholders about the new sub-adviser and the sub-advisory agreement within 90 days of the hiring of any new sub-adviser. This Information Statement is being provided to you to satisfy this requirement.

This Notice is being mailed on or about December 23, 2019, to all participants in a contract or plan who were invested in the Fund as of the close of business on September 30, 2019. A copy of the Information Statement will remain on our website until at least December 23, 2020, and shareholders can request a complete copy of the Information Statement until that time.

You can obtain a paper copy of the complete Information Statement, without charge, by writing VC I at P.O. Box 15648, Amarillo, TX 79105-5648 or by calling 1-800-448-2542. You may also have an electronic copy of the Information Statement sent to you without charge by sending an email request to the Fund at forms.request@valic.com. You can request a complete copy of the Information Statement until December 23, 2020. To ensure prompt delivery, you should make your request no later than that time. Please note that you will not receive a paper copy unless you request it.

This Notice and the Information Statement are for your information only and you are not required to take any action.